EXHIBIT 10.12


                                             MANAGEMENT SERVICES AGREEMENT (this
                               "Agreement") is entered into as of July 1, 1996 by and between SPECIALIST PHYSICIANS MANAGEMENT, INC., a Delaware corporation (the "Management Company"), and CARDIOLOGY FIRST OF NEW JERSEY, P.A., an independent physicians association (the "Network").

                                   WITNESSETH:

     A. The Network is an independent physician association that contracts with various health maintenance organizations, insurance carriers, self-funded employers, union trust funds, and other third party payors (collectively, "payors"), and that provides or otherwise makes available medical services in New Jersey to persons enrolled in payor health care plans. The Management Company has, or has the ability to procure, management and administrative resources and services essential to the Network's operations.

     B. The Network and the Management Company desire to contract for the provision of such resources and services in accordance with the terms and conditions contained in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants, premises and agreements herein contained and the mutual benefits to be derived therefrom, the Management Company and the Network agree as follows:

     SECTION 1. Engagement of the Management Company; Term and Termination.

     1.1. Engagement.

     The Network hereby engages the Management Company, and the Management Company hereby agrees and confirms its engagement by the Network, to provide the administrative and management services necessary for the operations of the Network (the "Services"), including, but not limited to, the services described on Schedule I; provided, however, that if the Network requests a service that is not identified on Schedule I, then the Management Company may either (a) notify the Network of its inability to provide the requested service and, in such event, have no obligation or liability to the Network with respect thereto, or
(b) take such action as the Management Company may deem necessary or appropriate to adequately perform such service within a reasonable period of time after request therefor was made; provided that in such case the Network shall pay such additional fees to the Management Company as then agreed by the parties.

     1.2. Term.

     The term of this Agreement shall commence effective as of the date hereof (the "Effective Date") and shall continue until the fifth anniversary of the Effective Date (the "Initial Term"), unless sooner terminated or extended pursuant to the terms hereof. After the Initial Term, the Network shall have the right to extend this Agreement for an additional three year term (the "Option Term") by providing written notice to the Management Company of the Network's election to so extend not later than 120 days prior to the end of the Initial Term. After the Option Term, this Agreement shall automatically renew for successive three year terms, unless the Management Company or the Network gives written notice of its intent to terminate not less than 90 days prior to the end of the then expiring term.

     1.3. Termination.

     (a) The Network may terminate this Agreement, upon a 45-day written notice to the Management Company, on either (i) the first anniversary of the Effective Date, provided that on such date (A) the Network has failed to obtain at least 50,000 capitated lives under new managed care contracts or through the extension or expansion of existing managed care contracts or (B) Advanced Health Management Corporation, a Delaware corporation ("AHM"), is unwilling to fund its pro rata share, based on the equity ownership of the Management Company, of the reasonable working capital needs of the Management Company in excess of Original Working Capital (as defined below); or (ii) the 36-month anniversary of the Effective Date, provided that on such date the Network has failed to obtain at least 100,000 capitated lives under new managed care contracts or the extension or expansion of existing managed care contracts. For the purposes of this Agreement, a "managed care contract" shall be any contract, agreement or understanding pursuant to which the Network is to provide medical services consistent with its then existing practice to patients covered by a particular managed care company, health maintenance organization or other medical insurance provider. "Original Working Capital" shall mean working capital funding that AHM alone is responsible for providing to the Management Company in cash up to an aggregate amount not to exceed $150,000 as necessary to fund any operating deficit of the Management Company.

     (b) The Management Company may terminate this Agreement, upon a 45-day written notice to the Network, on either (i) the first anniversary of the Effective Date, provided that (A) AHM is then unwilling to fund its pro rata share, based on the equity ownership of the Management Company, of the reasonable working capital needs of the Network in excess of the Original

Working Capital of the Management Company or (B) the Network has failed to obtain at least 50,000 capitated lives under new managed care contracts or the extension or expansion of existing managed care contracts; or (ii) the 36-month anniversary of the Effective Date, provided that on such date the Network has failed to obtain at least 100,000 capitated lives under new managed care contracts or the extension or expansion of existing managed care contracts.

     (c) This Agreement may be terminated for "cause" by either party upon written notice of termination to the defaulting party specifying with particularity the event that justifies such termination. No delay or failure to transmit such notice shall constitute a waiver of any such event or of any other or further event. If the defaulting party shall fail within 45 days after the receipt of such notice to cure or correct the default alleged in the notice, the non-defaulting party shall have the right to terminate this Agreement, such termination to be effective as of the date specified in such notice of termination, or, alternatively, immediately upon the defaulting party's failure to cure by the end of the 45 day period; provided, however, that if such default is not capable of correction within such 45 day period, and if the defaulting party shall commence corrective action within that 45 day period and pursue the corrective measures promptly and with due diligence, then the effective date of termination will be deferred for a period not in excess of 45 days beyond the initial 45 day period so long as the defaulting party continues to pursue corrective measures. In the event any such default is in fact cured during any such period the notice of termination shall be null and void. As used herein, the term "cause" shall mean (a) the failure by either party to reasonably perform or observe any of its obligations under this Agreement, (b) the loss of the ability of either party lawfully to perform any of its obligations hereunder or (c) the dissolution of the Network.

     SECTION 2. Payment for Services; Budget Process.

     2.1. Payment.

     In consideration for the provision of the Services, the Network shall pay to the Management Company the Service Fee and the Incentive Fee as set forth on
Schedule II.

     2.2. Allocation of Certain Expenses.

     It is expressly acknowledged that certain of the Services shall be performed by personnel employed by the Management Company (or the Management Company's affiliates) who are not dedicated exclusively to the provision of Services under this Agreement. The Network and the Management Company agree to allocate the actual costs and expenses of such personnel (including, but not limited to, salaries, benefits programs, and FICA and FUTA contributions) to the Service Fee in proportion to the percentage of time the personnel are dedicated to the provision of Services under this Agreement. Similarly, the Network and the Management Company agree to allocate the actual costs and expenses of office facilities, equipment and other resources to the Service Fee proportionate to the dedication of such resources to the Services provided under this Agreement. All such allocations shall be made by mutual agreement in accordance with the budget process set forth in Section 2.4 and subject to Section 3.4. The Management Company acknowledges that it is not the intent of the Management Company to allocate to the Service Fee expenses relating to the Management Company's senior management who participate in the provision of Services on only an incidental basis. The parties shall allocate a stipend for local medical management of the Network, including, without limitation, a Network medical director (the "Medical Director") whose role will expand with the development of the Network.

     2.3. Process and Method of Payment.

     (a) The Service Fee shall be billed to the Network on a monthly basis, and shall be paid by the Network within five days following receipt of such bill. The bill shall identify and include all actual costs and expenses incurred by the Management Company in the provision of the Services plus the allocated costs agreed to during the budget process set forth in Section 2.4 and reflected in the budget then in effect. At the reasonable request of the Network, the Management Company shall provide the Network with any supporting documentation relating to the Service Fee.

     (b) The Incentive Fee shall be paid at the time of the distribution of any risk pools, incentive pools, incentive payments or any other risk-sharing arrangement referenced in the definition of Incentive Fee as set forth on
Schedule II.

     (c) Payment of the Service Fee and the Incentive Fee shall be by federal funds wire transfer to the account of the Management Company or such other means as the Management Company may, by notice in writing, direct.

     2.4. Budget Process.

     The initial budget for the Services is attached to this Agreement as
Schedule III and incorporated by this reference (the "Initial Budget"). The
- ------------
Network and the Management Company shall meet periodically (but not less than every six months) to evaluate the level of and need for Services and negotiate a revised budget of costs and expenses, including, if necessary, a reallocation of the personnel, facilities and other resources dedicated to the Services and the related allocation of expenses. Any revised budget shall set forth, among other relevant information, (a) the initial Services provided under this Agreement,
(b) the employees of the Management Company (or the Management Company's affiliates) that will be dedicated to the performance of the Services (and, with respect to each such employee, an agreed upon allocation of time and costs attributed to the Services and related Service Fee), (c) the estimated cost of providing the Services for a six-month period (each, a "Period") and (d) the office facilities, equipment (including computer and hardware)and other resources necessary provision of the Services (and an allocation of costs attributed to the Service Fee). Following the conclusion of a Period, there will be an adjustment in the Service Fee (an "Adjustment") to reflect any difference between the actual costs and expense incurred by the Management Company in the provision of the Services and the Service Fee paid during that Period; provided, however, that in no event shall such Adjustment cause the
        --------  -------
Service Fee payable for risk-based contracts for which professional services and hospital services have been capitated to exceed [ ]* percent of the Network's capitated service revenues collected during such Period.

     SECTION 3. Additional Agreements Regarding the Services.

     3.1. Standard.

     The Management Company shall perform the Services in a manner that reasonably supports the competent, cost-efficient

- -------------------
* Omitted pursuant to Rule 406 promulgated under Securities Act of 1933, as amended.

operation, administration and management of the nonmedical aspects of the Network's operations. The Services shall meet the standards of services utilized or provided by the Management Company in its own operations. The Management Company will supervise and manage, or cause to be supervised and managed, the individuals providing the Services in a manner consistent with the supervision and management of individuals (including its employees) performing services in its own operations.

     3.2. The Network's Designated Representative.

     The Network shall identify the person(s) designated by the Network in writing to act on its behalf under this Agreement (whether one or more, the "the Network Representative"). Until the Management Company receives notice in writing of any change in the Network Representative, the Management Company shall be entitled to rely upon directions and approvals from the most recently designated Network Representative. In any situation in which, pursuant to the terms hereof, the Network shall be required or permitted to take any action, or to give any approval, the Management Company shall be entitled to rely upon the statement of the Network Representative to the effect that any such action or approval has been taken or given. In the event the Network Representative does not respond to a request by the Management Company for any approval or consent under this Agreement within 10 days after receipt of such request, the request shall be deemed to be approved.

     3.3. Parties Performing the Services.

     It is agreed that, in performing the Services, the Management Company may provide the Services directly, may retain, on behalf of the Network, qualified outside parties to provide the Services, or may delegate the provision of the Services to the Management Company's affiliates.

     3.4. Record Retention; Auditing Rights.

     The Management Company shall maintain during the term of this Agreement and for a period of at least 12 months thereafter (unless otherwise agreed) all material business records, documents, and reports relating to its provision of the Services and the related Service Fee. Upon request, and during normal business hours at the facility or facilities identified by the Management Company, the Network shall be entitled to audit all such records, documents and reports, to determine if the revenues generated by the Network, the actual costs and expenses incurred by the Management Company in performing the Services hereunder and/or the allocation of costs made pursuant to Section 2.4 are accurate and comply with generally accepted accounting principles or are otherwise being allocated as required by this Agreement. If this audit discloses errors or other discrepancies between (a) the amount of revenues of the Network as entered in the books and records of the Network and/or the costs and expenses of the Management Company as entered in the books and records of the Management Company, as the case may be, and such amount of revenues and/or costs and expenses are used by the Management Company in determining the Service Fee or any other figure or for any report or document that may be required to be disclosed to the Network pursuant to this Agreement and (b) the actual amount of revenues of the Network and/or the costs and expenses of the Management Company as determined by the audit, which errors or discrepancies are in the aggregate (after netting any and all such errors and discrepancies relating to revenues against any and all such errors and discrepancies relating to costs and expenses) in excess of five percent for the Period being audited, and which, if corrected, would favor the Network, then the Management Company shall (x) reimburse the Network's reasonable out-of-pocket costs incurred in conducting the audit and (y) pay the Network a dollar amount that is equal to the net amount of any and all such errors and discrepancies.

     3.5. Best Pricing.

        The rates charged by the Management Company to the Network shall be equivalent to or better than the rates ACN or any Affiliate (as defined below) thereof charges during the term of this Agreement to any other Network of cardiovascular physicians located in the States of New Jersey and New York and/or the Commonwealth of Pennsylvania; provided that such network (x) has at
                                         --------
least a comparable number of physicians to the Network and (y) is being provided at least comparable levels of services as those being provided pursuant to the terms of this Agreement by the Management Company, As used in this Agreement, "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended.


     SECTION 4. Relationship of the Parties.

     4.1. Conflict of Interests.

     The Management Company and the Network expressly acknowledge that the provision of Services may involve the sharing of office space, equipment and other resources. Notwithstanding the foregoing, because the relationship created by this Agreement represents an efficient and cost-effective mechanism by which the Network may ensure the receipt of quality administrative services, facilities and other resources, in the absence of bad faith on the part of either party hereto, the Network and the Management Company hereby waive any and all claims of conflict of interest relating to this Agreement and the provision of the Services. The Network further acknowledges and agrees that, subject to the Network's prior written consent, the Management Company and its Affiliates, directly or indirectly, may at any time and from time to time own, manage, operate, market, join, control, or participate in the ownership, management, marketing, operation, or control of a physician network, independent physician association, management services organization or other managed care organization that primarily provides cardiovascular medical services of comparable scope to the Network that compete directly with the Network in, or in counties adjacent to, the counties in which the Network's providers maintain a medical office. The obligations of the Management Company and its Affiliates pursuant to this
Section 4.1 shall automatically terminate upon the expiration or termination of this Agreement for any reason whatsoever.

     4.2. Exclusivity of the Network.

     During the term of this Agreement, the Management Company shall be the exclusive provider of the Services or of other services similar to the Services on behalf of the Network.

     4.3. Independent Contractor.

     In the provision of the Services hereunder, the Management Company shall be an independent contractor with respect to the Network and no relationship of employer and employee, principal and agent, master and servant or of partner or of joint venturer shall arise or exist between the Management Company and the Network. Notwithstanding the foregoing, the Management Company shall exercise good faith and due care in handling the Network's business and financial affairs.

     4.4. Control over Medical Practice.

     The Network shall, throughout the term of this Agreement, retain complete control over the manner in which medicine is practiced by physicians under contract with the Network.

     4.5. Third Party Beneficiaries.

     No party, other than the Management Company and the Network, shall be entitled to any rights whatsoever by virtue of the relationships created by or arising under this Agreement, including, without limitation, rights as a third party beneficiary. The duties of the Management Company hereunder shall accrue only to the benefit of the Network, and no other party may base a claim on a breach of the Management Company's duties contained herein.

     4.6. Limitations of Liability; Indemnification.

     The parties acknowledge and agree that they shall act hereunder in a reasonably prudent manner, but neither the Management Company nor the Network nor any of their officers, directors, employees or agents shall be liable to the other party for any act done or omitted to be done in good faith or for any error of judgment, mistake of law or for any loss incurred by the other party in connection with this Agreement, except such loss as may result from willful misconduct or bad faith. Each party hereto and its agents, employees, officers, directors and stockholders (each, an "Indemnified Party"), shall be indemnified, defended and held harmless by the other party hereto (the "Indemnifying Party"), from and against any and all losses, liabilities, claims, causes of action, demands, damages, costs and expenses incurred or suffered by an Indemnified Party as a result of any and all third party claims arising from, relating to or in connection with a party hereto (a) entering into this Agreement or (b) performing its obligations pursuant to this

Agreement, excluding those claims that result from the willful misconduct or bad faith of such Indemnified Party; provided, however, that neither party hereto shall be liable to an Indemnified Party under this Section 4.6 for any claim covered by such Indemnified Party's insurance, except to the extent that the liability incurred by the Indemnified Party exceeds the amount of the Indemnified Party's insurance coverage. Notwithstanding the foregoing, this
Section 4.6 shall be null and void to the extent that it is interpreted by either party's insurance provider to reduce insurance coverage to which either party is otherwise entitled, by way of any exclusion for contractually assumed liability or otherwise.

     4.7. Direct Responsibilities of the Network.

     The Network and the Management Company acknowledge that certain management and administrative functions relating to the operations of the Network may be conducted directly by the Network while certain other functions will be conducted by the Management Company pursuant to this Agreement. The Network and the Management Company agree to cooperate with each other with respect to any joint responsibilities, in order to ensure the efficient management and administration of the Network. Other than with respect to the functions performed directly by the Network, the Network shall rely exclusively upon the Management Company for the provision of management and administrative services and functions relating to the operations of the Network.

     4.8. Responsibilities Regarding Providers.

     The Network and the Management Company agree to use their respective best recruiting efforts to optimize the number of providers participating in the Network.

     4.9. Computer Equipment.

     The Med-E-Net(TM) system will require that each Network physician's office be equipped with (i) one IBM-compatible 486 - or better computer, (ii) one modem and (iii) one laser printer. In the event a Network physician's office does not have sufficient computer hardware to support the Med-E-Net(TM) system, the Network shall require such Network physician to acquire, at his or her own expense, the necessary computer hardware. All computer hardware and software licensed or otherwise provided by the Management Company to the Network shall be and remain the property of the Management Company; provided, however, that the Network shall have access to and be allowed to obtain copies of any and all records pertaining to the operations of the Network.

     4.10. Insurance.

     The Network will provide and maintain fully paid and appropriate stop-loss, directors and officers and errors and omissions insurance policies at all times during the term of this Agreement. The Management Company will, upon the written request of the Network, aid the Network in acquiring such insurance policies; provided that any such assistance shall not include the incurrence of any premium or other insurance related cost or expense by the Management Company.

     SECTION 5. Representations of the Network.

     The Network covenants, represents and warrants as follows: (a) the Network is a company duly incorporated and existing under the laws of the state in which it was organized; (b) the execution and delivery of this Agreement and the performance of its covenants, promises and agreements herein contained have been duly authorized by appropriate action of its governing body; (c) this Agreement constitutes the valid and binding obligation of the Network, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or similar laws from time to time in effect which affect creditor's rights generally, and to principles of equity regarding the availability of remedies; and (d) the execution and delivery of this Agreement and the due performance of its covenants, promises and agreements herein contained will not be in violation of its charter, bylaws or any agreement to which it is subject.

     SECTION 6. Representations of the Management Company.

     The Management Company covenants, represents and warrants as follows: (a) the Management Company is a corporation duly incorporated and existing under the laws of the State of Delaware; (b) the execution and delivery of this Agreement and the performance of its covenants, promises and agreements herein contained have been duly authorized by appropriate action of its Board of Directors; (c) this Agreement constitutes the valid and binding obligation of the Management Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or similar laws from time to time in effect which affect creditor's rights generally, and to principles of equity regarding the availability of remedies; and (d) the execution and delivery of this Agreement and the due performance of its covenants, promises and agreements herein contained will not be in violation of its charter, bylaws or any agreement to which it is subject.

     SECTION 7. Confidentiality.

     Neither the Management Company nor the Network nor any of their respective officers, employees agents or representatives shall reveal or disclose to any person or entity, directly or indirectly, for its or their benefit or for the benefit of others, whether during or after the termination of this Agreement, the terms and conditions of this Agreement or any information or trade secret, including any and all financial information with respect to the Network or the Management Company obtained by or made available to the Management Company or the Network or their respective officers, employees, agents or representatives in the course of the performance of the obligations hereunder, unless and until such information is in the public domain, except to the extent that disclosure is required by law or by any regulatory body. Upon the expiration or termination of this Agreement, each party's confidential information promptly shall be returned to it, and the Network and the Management Company shall only retain copies of the other party's confidential information as may be required by law. This obligation to maintain the confidentiality of all information obtained from the other party pursuant to this Agreement shall survive the expiration or termination of this Agreement.

     SECTION 8. Publicity.

     Except as required by law, neither of the parties hereto will issue any report, statement or release pertaining to the matters contemplated by this Agreement without the prior written consent of the other party hereto.

     SECTION 9. Notice.

     Any notice to the Management Company or the Network given, made or served for any purpose under this Agreement shall be given, made or served by sending the same by first class pre-paid post, or by telegram, cable, telecopier or telex confirmed (in each such case) by copy forthwith sent by first class prepaid post, or by delivering the same by hand to the Management Company or the Network, as the case may be, at the respective address set forth on the signature page to this Agreement or at such other address as each party may from time to time notify the other of in writing. Any notice sent by post as provided in this Section 9 shall be deemed to have been given, made or served three days after dispatch and any notice sent by telegram, cable, telecopier or telex as provided in this Section shall be deemed to have been given, made or served 24 hours after dispatch.

     SECTION 10. Governing Law.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

     SECTION 11. Limitations of Assignment.

     Except as may otherwise occur by operation of law, no party to this Agreement may assign this Agreement or any of the rights or obligations set forth herein without the specific prior written consent of the other party to this Agreement. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Management Company and the Network. Nothing in this Agreement shall entitle any person or entity other than the parties hereto to any claim, cause of action, remedy or right of any kind.

     SECTION 12. Waiver.

     The waiver by any party of the breach or violation of any provision of this Agreement shall not operate as, or be construed to be, a waiver or any subsequent breach of the same or other provision hereof.

     SECTION 13. Attorney's Fees.

     If any party shall resort to legal action to enforce the terms and provisions of this Agreement, the prevailing party may recover from the other party the cost of such action, including without limitation, reasonable attorneys' fees.

     SECTION 14. Severability.

     If any provision of this Agreement is held to be unenforceable for any reason, the unenforceability thereof shall not affect the remainder of this Agreement, which shall remain in full force and effect and be enforceable in accordance with its terms.

     SECTION 15. Headings.

     The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     SECTION 16. Duplicate Copies.

     This Agreement and amendments thereto shall be in writing and executed in duplicate copies by duly authorized agents of the parties. Each such duplicate copy shall be deemed an original, but each duplicate copy shall constitute one and the same instrument.

     SECTION 17. Entire Agreement; Amendment; Counterparts.

     This Agreement and the agreements entered into pursuant to the terms hereof supersede all previous contracts oral or written between the parties concerning the subject matter hereof and constitute the entire agreement between the parties concerning the subject matter hereof. No oral statements or prior written material not specifically incorporated herein shall be of any force and effect. No changes in or additions to this Agreement (including exhibits and schedules hereto) shall be recognized unless incorporated herein by written amendment, such amendment to become effective on the date stipulated, or unless otherwise permitted herein. This Agreement may be executed in any number of counterparts, and each counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same instrument.

     SECTION 18. Force Majeure.

     No party to this Agreement shall be liable or deemed to be in default for any delay or failure of performance under this Agreement or other interruption resulting directly or indirectly from acts of God, civil or military authority, acts of public enemy, war, accidents, fires, explosions, earthquakes, floods, failure of transportation, strikes or other work interruptions by either party's employees or agents or any similar or dissimilar cause beyond the reasonable control of either party.

     SECTION 19. Arbitration.

     All disputes, controversies, differences or claims arising out of, relating to or in connection with this Agreement, or the breach thereof, shall be finally settled by binding arbitration in Tarrytown, New York pursuant to the arbitration rules of the American Arbitration Association. Arbitration shall take place before one arbitrator appointed in accordance with such rules. The governing law of the arbitration shall be the law set forth in Section 10. Any award or decision rendered by the arbitrator shall clearly set forth the factual and legal basis for such award or decision. Judgment on the award or decision rendered by the arbitrator shall be nonappealable and enforceable in any court having jurisdiction thereof. The costs of the arbitration, including administrative, legal and arbitrator fees, shall be borne by the losing party or according to the discretion of the arbitrator if the parties disagree as to which party is the losing party under the award or decision.

     SECTION 20. Legislative and Regulatory Matters; Fraud and Abuse.

     20.1. Legislative/Regulatory Modification.

     In the event that any Medicare and/or Medicaid law, rule, regulation or payment policy, or any rule or policy of any payor, or any law, or any interpretation thereof at any time during the term of this Agreement is modified, implemented, threatened to be implemented, or determined to prohibit, restrict or in any way materially change the terms of this Agreement or the transactions contemplated hereby, or by virtue of the existence of this Agreement has or will have a material adverse affect on the ability of either party to this Agreement to engage in any commercial activity on terms at least as favorable to that party as those reasonably attributable as of the date hereof (each of the foregoing being referred to herein as a "Change"), then the parties to this Agreement shall negotiate promptly and in good faith to amend this Agreement in a manner consistent with such Change and the intent of the parties as provided herein, such amendment to be documented and made effective within a period of no longer than 60 days from the date of such Change or such longer period as the parties may agree to.

     20.2. Fraud and Abuse.

     Nothing in this Agreement shall be construed as an offer or payment by one party to the other party or any affiliate of the other party of any, cash or other remuneration, whether directly or indirectly, overtly or covertly, specifically for patient referrals or for recommending or arranging the purchase, lease or order of any item or service. No amount paid or to be paid hereunder is intended to be, nor shall it be construed to be, an inducement or payment for the referral of patients by the Network to the Management Company or any affiliate of the Management Company or by the Management Company or any affiliate of the Management Company to the Network. In addition, no amount paid or advanced hereunder includes any discount, rebate, kickback or other reduction in charge.

                                      * * *

     IN WITNESS WHEREOF, this Agreement was entered into as of the day and year first above written.

                                   SPECIALIST PHYSICIANS MANAGEMENT, INC.

                                   By:
                                        ----------------------------------
                                    Name:
                                    Title:

                                   ADDRESS: 560 White Plains Road
                                            Second Floor
                                            Tarrytown, NY  10591

                                   CARDIOLOGY FIRST OF NEW JERSEY,

                                   P.A.

                                   By:  /s/ Vance J. Waler M.D.
                                        ----------------------------------
                                      Name:
                                      Title: President

                                   ADDRESS:  673 Morris Avenue
                                             Springfield, NJ  07081

                                                                      Schedule I



                           DESCRIPTION OF THE SERVICES

I.   GENERAL ADMINISTRATIVE SERVICES.

     The Management Company shall perform or arrange for the performance of the general administrative and management services described below on behalf of and for the Network:

     A. perform financial, accounting, tax, budgeting, data processing and other related services for the Network;

     B. assist and advise with respect to contracts and agreements (including conducting negotiations);

     C. obtain and maintain on behalf of the Network insurance to the extent reasonably available, including, without limitation, professional liability/malpractice insurance coverage, coverage for utilization review decisions, and stop-loss coverage, which premiums for any and all such insurance shall be approved and paid by the Network;

     D. assist and advise with respect to human resource matters and benefits administration, including recruiting and hiring employees on behalf of, and upon the approval of the Network;

     E.   provide secretarial, clerical and mailing services to the Network; and

     F. provide telephone, wire, telex and other telecommunications services to the Network.

II.  REPORTING DUTIES.

     A.   Books and Records.

          (1) The Management Company shall establish and maintain a comprehensive system of books, records and accounts in compliance with all state and federal statutes and regulations and all payor requirements, and in accordance with customary medical practice and clinical standards.

          (2) The Management Company shall establish all accounting journals, including cash receipts journals, cash disbursements journals, general journals, general ledgers, account receipts ledger, and payroll ledgers, all backup records for accounting and managerial control such as purchase records, equipment records, and personnel and employment records and all tax records, if needed, such as worker's compensation, unemployment compensation, social security, federal income tax and withholding, state and local income tax and withholding, federal excise tax, and state and local sales taxes.

     B.   Management and Financial Reports.

          (1) The Management Company shall provide to the Network such financial, accounting and operational reports as may be reasonably required by the Network, including, but not limited to, monthly operating and management reports, and financial statements (unaudited) for the preceding quarterly period. The financial statements shall contain:

               (a) a balance sheet and a statement of income and expenses in reasonable detail (including an estimate of claims incurred but not reported);

               (b) a comparison of actual income and expenses for the preceding quarter and the fiscal year to date, and a statement of changes in cash position;

               (c) an account of reserves and withholds or other risk-sharing accounts, if any, established by Management Company on behalf of the Network; and

               (d) preliminary financial statements for the fiscal year after the end of each Network fiscal year, by no later than one hundred twenty (120) days after the close of each Network fiscal year, and final statements within one hundred eighty
                    (180) days after the close of each Network fiscal year. The financial statements for the Network's fiscal year may, at the Network's sole option, be audited by an independent certified public accounting firm designated by the Network.

          (2) The Management Company shall prepare and provide to the Network annual capital and operating budgets and financial projections of the Network. The budget shall set forth major operating objectives, anticipated revenues and expenses, cash flow, enrollment and staffing projections, projected capital expenditures, and an explanation of anticipated changes, if any, in utilization, and other factors which may significantly affect the operating budget. The Management Company shall consult with the Network representatives in the preparation of such budgets. This budgeting process shall be completed and presented to the Network's Board of Directors ("Network Board") for acceptance or rejection at least sixty (60) days prior to the commencement of each Network fiscal year. Upon its adoption, the budget shall serve as a guide for the operations of the Network during the year to which it relates.

          (3) The Management Company shall prepare and, upon approval by the Network, timely file any and all financial reports as may be required by federal, state or other statute, ordinance or regulation affecting the Network's operations, including tax returns.

          (4) The Management Company shall prepare and provide the Network with data and reports for the Network's use in evaluating the performance of physicians and other health care providers who have contracted with the Network to provide medical services to members ("Network Providers"), maintaining patient care quality and improving the efficiency of the Network. The Management Company shall meet periodically with the Network to review the data and reports provided by the Management Company, to consult with each other with regard to the interpretation of such data and reports, and to evaluate the application of such data and reports to the operation of the Network's business. The Network shall have sole and exclusive authority to make all decisions that affect or relate to the Network's operations.

          (5) The Management Company shall also prepare and present to the Network written monthly reports as are customary for entities such as the Network that contract with payors, including, but not limited to, utilization reports, capitation reports, hospital pool balances, analysis of encounter data and specialty referral pools, reports of incurred but not reported expenses, other periodic financial and management reports and other reports as may be reasonably requested by the Network.

III. NETWORK RELATED SERVICES.

     A. The Management Company shall perform and arrange for the performance of the following claims processing, referral, authorization and eligibility questions and data services:

          (1) The Management Company shall provide the necessary resources, including but not limited to software and other related ancillary items, to facilitate and implement a proprietary insurance claims processing system ("ICPS"). The ICPS will include the following functionalities:

               (a) verification of membership, both current and past, including benefits and types of coverage;

               (b)  verification of Network Provider eligibility;

               (c) referral tracking including lag analysis reports, administrative overview functions, and management of IBNR funds. (See Schedule III for overview of administrative functions and menu of management reports available on a periodic basis included in contract); and

               (d) support available by phone between the hours of 9 a.m. and 6 p.m. Monday through Friday and between the hours of 8 a.m. and 8 p.m. Saturday and Sunday and by pager between the hours of 9 a.m. and 8 p.m. Monday through Friday, to answer questions of members and Network Providers related to benefits, billing programs, appropriate referrals and referral authorization for members of contracted health plans.

          (2) The Management Company shall modify all software, to reflect any changes required by the Federal government, State government, regulatory agencies or payors.

          (3) The Management Company shall develop, maintain and continuously update Network's files to permit eligibility verification, claims, administration and efficient and timely response to inquiries from members and Network Providers. Such files shall include all records of member enrollment and withdrawal, as provided by payors. Management Company shall distribute updated Network Provider lists, as needed.

          (4) The Management Company shall supply Network Providers with encounter and referrals forms.

          (5) The Management Company shall design operational forms, records and documents as reasonably necessary for the administration and operation of Network's programs.

          (6) The Management Company shall record encounter data in format required by payors.

          (7) The Management Company shall assist in the preauthorization of services, including (i) authorize and track services requiring preauthorization, (ii) coordinate with the Network in tracking of specialist referral, (iii) coordinate outside ancillary services when required, (iv) coordinate planned patient discharge, (v) coordinate hospice, subacute and home health care services, and
               (vi) assist enrollees in obtaining required second opinions from Network Providers.

          (8) The Management Company shall process referrals to specialists, including (i) referral limitation, (ii) control of patient visits to and care by specialist physicians, (iii) basis for billing by specialists and data required, (iv) prior approval mechanism for utilization beyond the specified consultation, (v) payment to Network Providers, (vi) inpatient concurrent review, (vii) all required reporting to payors, regulatory agencies and the Network Board.

          (9) The Management Company shall analyze and interpret the results of operations, including comparison of fee schedules and CPT codes, UR/QA, case management and other analytical procedures.

          (10) The Management Company shall serve as the Network's liaison with payors regarding all issues related to: (i) payments to the Network; (ii) eligibility, (iii) member grievances; (iv) expansion of panel or service area; (v) contract provisions; (vi) shares risk programs, and (vii) all reports required to be provided by the Network to payors.

     B. Billing and Collection of Accounts. The Management Company shall implement and be responsible for all billing and collection procedures appropriate to Network's business, including all coordination of benefit procedures; provided that the Network provides in advance the information relating thereto to the Management Company.

     C. Financial Policies, Bank Accounts and Working Capital. The Management Company, in consultation with the Network Board, shall adopt policies and procedures for all matters relating to the Network's financial policies, money management, short term investments, bank accounts and working capital.

     D. Deposit and Disbursement of Funds. The Management Company shall maintain all Network funds in accounts established in the Network's name with banks or other appropriate depository institutions (the "Network Accounts"). Except as otherwise provided in this Agreement, signatories and approvals as to the Network Accounts on all checks shall be in accordance with the reasonable, duly adopted policies of the Network. The Management Company shall have the authority to make disbursements from the Network Accounts on behalf of the Network according to the Network's contractual obligations. In addition, the Network's President or Treasurer shall have the authority to authorize payments of up to Five Thousand Dollars ($5,000) in Network funds for non-contractual obligations. Other payments of the Network funds, including any bonuses to the Management Company personnel assigned to the Network, must be approved by the Network with the consent of the Network's President or Treasurer, which consent shall not be withheld unreasonably. The Management Company shall, if requested by Network, establish and maintain on behalf of the Network, as a Network Account, a Network Risk Pool. In the event a Network Risk Pool is established, the Management Company shall deduct such amounts as determined by the Network from the payments made to the Network or Network Providers by payors and place such amounts into the Network Risk Pool.

     E. Legal Actions and Counsel. The Network shall have the sole authority to initiate, defend, and pursue any and all legal actions or proceedings reasonably necessary to operate the Network and protect its assets. The Network shall notify the Management Company's President of any and all legal actions brought against the Network.

     F.   Organization; Payor and Provider Services.

          (1) The Management Company shall provide the following payor services:

               (a) Develop and implement marketing strategies for obtaining a larger number and payor base, including marketing to various insurance companies, health maintenance organizations, employer groups and hospitals.

               (b) Review and negotiate proposed contracts with payors for the provision of medical services, and analyze and advise the Network regarding financial and medical feasibility and other pertinent issues related to the contracts.

          (2) The Management Company shall provide the following services to the Network Providers:

               (a) Assist and advise with respect to relationships with Network Providers and hospitals, which services include, without limitation:

                     (i) developing and maintaining the Network's provider
                         network, recruiting and contracting with Network Providers and Hospitals, enhancing the Network's out of area provider network;

                    (ii) tracking Network Providers' contract renewal dates, and obtaining all necessary and relevant member and Network Provider information from payors;

                   (iii) assisting in Network Provider disputes between the
                         Network, payors and enrollees;

                    (iv) assisting and advising in establishing a compensation schedule for Network Providers. The Management Company shall use its reasonable efforts to obtain actuarial data needed to establish and revise the compensation structure for Network Providers, as may be necessary from time to time. Such data and recommendations, if any, shall be submitted to the Network Board as reasonably necessary or as requested by the Network Board;

                     (v) providing strategies and assist in negotiating
                         capitated and reduced fee-for-service contracts with potential providers;

                    (vi) assisting and advising regarding a strategy of hospital relationships, and negotiating contracts with selected hospitals;

                   (vii) orientating new and existing Network Providers and
                         their staffs regarding the Network's, the Management Company's and the applicable payor's procedures;

                  (viii) credentialing Network Providers in accordance with
                         all applicable state and federal laws and regulations, reviewing applications of prospective Network Providers, reviewing and verifying references of prospective Network Providers, reviewing and verifying licensing status of Network Providers;

                    (ix) assisting the Network in establishing and maintaining a peer review body and hearing panel as necessary to comply with any applicable federal and state law. The Management Company shall, at the request of the Network, process all notices required under federal or state law to be sent to a provider subject to any medical disciplinary review action;

                     (x) assisting and advising in areas of specialty and
                         ancillary services;

                    (xi) supervising and assisting in the development and
                         implementation of policies, practice guidelines, education of participating physicians, the training of Network Providers and Network Providers in the Network's policies and procedures; assist Network in developing and updating provider instructional manuals; review of management reporting, and other areas deemed necessary (including, but not limited to, policies of UR/QA and Case Management). The Network shall require all Network Providers to participate in and abide by such quality assessment and utilization review program. The Management Company shall also provide administrative support for managed care quality management activities as they relate to non-medical policy and procedure development, data collection, meeting administration, documentation of findings, and monitoring of Network's developed requirements for medical record documentation. The Management Company shall attend Network Board meetings, utilization management and quality management committee meetings and other Network meetings, as necessary, and shall prepare agendas and minutes for each of these meetings;

                   (xii) assisting in the processing of Network Provider
                         payments, including the following: claims processing for all non-medical tasks, reconcile and disburse Network Provider capitation payments each calendar month; and disburse Network Provider payment fees for covered services, as required under the Network's provider agreements, after receipt of "clean" claim and by the fifteenth (15th) day of the month following the month to which the capitation applies, or as otherwise directed by the Network;

                  (xiii) assisting and advising the Network regarding all
                         non-medical issues with Network Providers, including physician payment issues; and

                   (xiv) negotiating and preparing documents related to the
                         Network's relationship with Network Providers and related entities.

                                                                     Schedule II

                                      FEES


        The following fees will be payable to the Management Company on the last day of each Period throughout the term of this Agreement (each a "Reference Date"); terms used in this Schedule II, but not defined herein shall have the
                           -----------
meaning given such terms in the body of this Agreement:

1.   Service Fee Prior to execution of Network Contracts. The Service Fee in
     ---------------------------------------------------
     connection with any services provided by the Management Company to the Network prior to the Network entering into any medical service contracts
     shall be an amount equal to [    ]* during such period.

2.   Service Fee for Fee-for-Service Contracts. The Service Fee in connection
     -----------------------------------------
     with any fee-for-service contracts shall be an amount equal to (i) all administrative fees included in such fee-for-service contract and (ii) a management processing fee mutually agreed to by the Network and the Management Company prior to the execution by the Network of any such fee-for-service contract.

3.   Service Fee for Risk-based Contracts for which Only Professional services
     -------------------------------------------------------------------------
     have been capitated. The Service Fee in connection with any risk-based or
     -------------------
     capitated managed care contracts for which only professional services have been capitated shall be an amount equal to [ ]*. During each Period, the total Service Fee paid (including any Adjustments pursuant to Section 2.4)
     shall not exceed [    ]* of capitated service revenues collected during
     such Period.

4.   Service Fee for Risk-base Contracts for which Both Professional Services
     ------------------------------------------------------------------------
     and Hospital Services have been Capitated. The Service Fee in
     -----------------------------------------
     connection with any risk-based or capitated managed care contracts for which both professional services and hospital services have bee capitated shall be an amount equal to [ ]*. During each Period, the total Service Fee paid (including any Adjustments pursuant to Section 2.4) shall not exceed [ ]* of capitated service revenues collected during such Period.

5.   Incentive Fee for Risk-based Contracts for which Only Professional
     ------------------------------------------------------------------
     Services have been Capitated. The Incentive Fee in connection with any
     ----------------------------
     risk-based or capitated managed care contracts for which only professional services have been capitated shall be an amount equal to [ ]* of the Retained Amounts (as defined below) within the Withhold Pool (as defined below). "Retained Amounts" shall mean any amounts deposited in the Withhold Pool equal to 10% of the capitated revenues paid to the Network during such Period for professional services as adjusted by any amounts withdrawn by the Network from such Withhold Pool to cover any professional services costs that exceed 90% of capitated revenues earned during such Period.

     "Withhold Pool" shall mean the Network's separate professional services withhold reserve account.

6.   Incentive Fee for Risk-based Contracts for which Both Professional
     ------------------------------------------------------------------
    Services and Hospital Services have been Capitated. The Incentive Fee
    --------------------------------------------------
    in connection with any risk-based or capitated managed care contracts for which both professional services and hospital services have been capitated shall be in an amount equal to:

    (a)    [     ]* of the first 50% of the Net Hospital Savings (as defined below); plus
                   ----
    (b)    [     ]* of the next 25% of the Net Hospital Savings; plus
                                                                ----
    (c)    [     ]* of the remaining 25% of the Net Hospital Savings.

"Net Hospital Savings" shall mean (i) any amounts paid to the Network relating to hospital-based medical services (excluding amounts paid for professional services rendered) during a Period pursuant to a risk-based or capitated managed care contract minus (ii) the amount of hospital-based medical service costs
              -----
incurred by the Network during such Period.







- ----------

* Omitted pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

                                                           INITIAL BUDGET                                         Schedule III

                                   "Professional Component Only" Capitalized Resources Model

- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
                   Assumtpions         -1         -2        -3         -4        -5          1           2            3
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
Revenues
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
                   Members                                                                  50,000      150,000       150,000
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
                   PNPM(commercial)                                                          $1.00        $1.00         $1.00
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
TOTAL REVENUES                             $0        $0         $0        $0         $0    $50,000     $150,000      $150,000
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
Salaries & Wages:
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
PT Medical                             $2,600    $2,500     $2,500    $2,500     $2,500     $2,500       $2,500        $2,500
Director
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
MSO Director       1/4-1/3 time        $1,875    $1,875     $1,875    $1,875     $1,875     $1,875       $2,475        $2,475
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
UM nurses          sal: $60k each          $0        $0         $0        $0         $0     $1,875       $7,500        $7,500
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
                   1/100,000
                   Aveg
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
Admin Assistant    Sal; $26 each       $1,041    $1,041     $1,041    $1,041     $1,041     $1,041       $2,083        $2,083
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
Claims examiners   Sal; $35 each           $0        $0         $0        $0         $0     $1,083       $4,373        $4,373
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
                   1/100,000 Aveg
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
Sub-total                              $5,416    $5,416     $5,416    $5,416     $5,416      $$$$$      $18,932       $18,932
salaries
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
Fringe Benefits    18 percent of         $975      $975       $975      $975       $975     $1,509       $3,408        $3,408
                   gross salary
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
TOTAL STAFFING                         $6,391    $6,391     $6,391    $6,391     $6,391     $9,893      $22,939       $22,939
COSTS
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
Rent
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
Telephone          2-3 toll free                              $200      $200       $200       $450         $450          $450
                   lines
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
Capital            ????                  $388      $388       $388      $388       $388       $388         $388          $388
expenditure
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
                   ????                                                                                  $1,000
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
                   Med E
                   Netsoftware 1
                   per office
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
                   18% annual          $1,500    $1,500     $1,500    $1,500     $1,500     $1,500       $1,500        $1,500
                   license fee
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
                   ????                                                          $1,041     $1,041       $1,041        $1,041
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
                   EZ Cap PMPM                                            $0         $0       $750       $2,250        $2,250
                   fee
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
Advertising        eds for staff                   $600                            $300                    $300
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
Travel             office                $167      $167       $167      $167       $167       $167         $167          $167
                   coordinating/meetings
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
Postage                                  $100      $100       $250      $250       $300       $500         $750          $750
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
Education          committee             $500               $1,000                 $500                    $500
                   form
                   actions/meeetings
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
Dues &             NCOA                                     $7,500      $250                  $250                       $200
Subscriptions      certification/journals
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
Insurance E&O;                         $1,500
property
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
Outside                               $11,000
contracted
agencies
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
Taxes & Licenses   business            $1,000
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
Printing &                             $1,000      $200       $200      $200       $200       $200         $350          $350
Supplies
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
Marketing sales
expenses
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
     Commissions    outside
                   sales at
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
                   10% comm
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
     Advertising                                                      $1,500                               $600
& Promotions
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
     Travel &                          $1,000      $750       $500    $1,000       $500       $500         $500          $500
Entertainment
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
TOTAL                                 $18,156    $3,705    $11,705    $5,455     $5,096     $5,748       $9,696        $7,596
NON-STAFFING EXP.
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
TOTAL OPERATING                       $24,546     ?????     ??????   $11,946    $11,487    $15,639      $32,035       $29,935
& STAFFING
EXPENSE
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
Monthly Cash Flow                   ($24,548)  ($10,096) ($18,096)  ($11,646) ($11,487)    $34,361     $147,965      $120,065
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
Accumulated Cash                    ($24,548)  ($34,641) ($52,737)              $76,069    $41,706      $76,257      $196,322
Flow                                                                 $64,582
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------
Cardiology First                           $0        $0         $0        $0         $0         $0           $0            $0
Capital
Contribution
- ------------------ --------------- ----------- --------- ---------- --------- ---------- ---------- ------------ -------------


- ------------- ------------- ------------- -------------- ------------ ---------------------- ----------
                                                                      New contract year
- ------------- ------------- ------------- -------------- ------------ ---------------------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
     4             5             6              7         Year-end         8          9         10
                                                            total
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
     150,000       200,000       200,000        200,000    1,100,000      275,000   275,000    275,000
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
       $1.00         $1.00         $1.00          $1.00        $1.00        $1.25     $1.25      $1.25
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
    $150,000      $200,000      $200,000       $200,000   $1,100,000     $343,750  $343,750   $343,750
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
      $2,500        $2,500        $2,500         $2,500      $30,000       $2,500    $2,500     $2,500
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
      $2,475        $2,475        $2,475         $2,475      $26,100       $2,475    $2,475     $2,475
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
                                                                  $0
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
      $7,500       $10,000       $10,000        $10,000      $54,376      $13,750   $13,750    $13,750
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
                                                                  $0
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
                                                                  $0
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
      $2,083        $2,083        $2,083         $2,083      $18,746       $2,187    $2,187     $2,187
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
                                                                  $0
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
      $4,373        $5,831        $5,831         $5,831      $31,706       $8,017    $8,017     $8,017
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
                                                                  $0
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
                                                                  $0
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
     $18,932       $22,889       $22,889        $22,889     $160,927      $28,929   $28,929    $28,929
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
                                                                  $0
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
      $3,408        $4,120        $4,120         $4,120      $28,967       $5,207    $5,207     $5,207
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
                                                                  $0
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
     $22,339       $27,009       $27,009        $27,009     $189,893      $34,137   $34,137    $34,137
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
                                                                  $0
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
        $650          $650          $650           $650       $4,550         $850      $850       $850
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
                                                                  $0
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
                                                                  $0
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
        $388          $388          $388           $388       $4,656         $388      $388       $388
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
                    $1,000                                    $2,000       $2,000
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
                                                                  $0
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
      $1,500        $1,500        $1,500         $1,500      $10,000       $1,500    $1,500     $1,500
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
      $1,041        $1,041        $1,041         $1,041       $8,328       $1,041    $1,041     $1,041
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
      $2,400        $3,000        $3,000         $3,000      $16,850       $4,125    $4,125     $4,125
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
                                    $500                      $1,700
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
        $167          $167          $167           $167       $2,000         $167      $167       $167
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
        $750        $1,000        $1,000         $1,000       $6,780       $1,200    $1,200     $1,200
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
      $1,500                        $500                       4,600        !,000
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
                                                              $8,200                            $1,500
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
                                                              $1,500       $1,500
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
                                                             $11,000       $2,000
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
                                                              $1,000       $1,000
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
        $350          $600          $600           $600       $4,690         $750      $750       $750
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
                                                                  $0
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
                                                                  $0
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
                                                                  $0      $11,000   $11,000    $11,000
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
                                  $1,000                      $3,000       $1,000
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
        $500          $500        $1,000           $500       $7,760       $1,000      $500       $500
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
                                                                  $0
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
      $9,246        $9,746       $11,246         $6,746     $106,134      $30,521   $21,521    $22,021
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
     $31,585       $38,765       $38,255        $35,755     $296,027      $64,037   $55,857    $68,167
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
    $118,416      $163,245      $161,745       $154,245     $403,375     $279,093  $288,093   $287,593
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
    $314,730      $477,983      $639,728         ??????                  $279,093  $587,186   $654,776
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------
          $0            $0            $0             $0           $0           $0        $0         $0
- ------------- ------------- ------------- -------------- ------------ ------------ --------- ----------


                                                                     Schedule IV


                     DESCRIPTION OF ADMINISTRATIVE FUNCTIONS
                 PROVIDED BY AUTOMATED CLAIMS MANAGEMENT SYSTEM

     The Management Company will implement an automated claims management system. With the automated claims management system, on-line verification of both current and past membership can be obtained including benefits and types of coverage. Tracking of all referrals (both in and out of system) and the associated IBNR's payable is available. The automated claims management system can track the date a claim was received, as well as the date it was paid, and generate a lag analysis report. It will also track redirected claims, denials, and services provided by capitated providers. Reports, such as per member per month, costs by specialty, and number of visits, are generated on a monthly basis. Additional reports and customized data are available upon request. Utilization review is enhanced by requiring all non-compliant referrals to be authorized by the Network's Medical Director in addition to being reviewed by the Management Company. The referral screen will also indicate whether or not the referral was either a normal referral, inpatient, outpatient, COB or denied.

List of Report Menu Items

I.   Beneficiary

     A.   Beneficiary Listing

     B.   Beneficiary Listing By Specialty

II.  Specialty

     A.   Specialty Listing

III. Contract

     A.   Contract Report

IV.  Referral

     A.   Daily Referral Report

     B.   Referral Utilization Report

     C.   Detail Referral by "Type"

V.   Checks

     A.   Check Preview

     B.   Check Register

     C.   Amount Paid By Site

VI.  IBNR

     A.   IBNR Report by Member

     B.   IBNR Detail Report

     C.   Stop Loss Summary By Member

VIII. Lag Analysis

     A.   Date of Entry to Date Paid

     B.   Date of Referral to Date Entered

     C.   Date of Service to Date Paid

IX.  Management Reporting

     A.   Service Profile

          1)   Sort Options

               a)   Procedure, Site

               b)   Procedure, Beneficiary, Site

               c)   Beneficiary, Site

          2)   Data

               a)   Units

               b)   Total Paid

     B.   Referral Analysis By Physician

          1)   Units Referred